POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Bionx Implants, Inc. desire to authorize David W. Anderson and Michael J. O'Brien to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Anderson and Michael J. O'Brien , and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 850,000 shares of the Common Stock of Bionx Implants, Inc. issuable pursuant to the 1996 Bionx Implants, Inc. 1996 Stock Option/ Stock Issuance Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 12th day of August, 1997.

  Signatures                                    Title

/s/ Terry D. Wall                      Chairman of the Board
______________________________
Terry D. Wall

/s/ David W. Anderson
______________________________         Director, President and Chief
David W. Anderson                      Executive Officer

/s/ David J. Bershad                   Director
______________________________
David J. Bershad

/s/ Anthony J. Dimun
______________________________         Director
Anthony J. Dimun

/s/ David H. MacCallum, Jr.
______________________________         Director
David H. MacCallum, Jr.

/s/ Pertti Tormala
_____________________________          Director
Pertti Tormala

/s/ Michael J. O'Brien
_____________________________          Chief Financial and Accounting
Michael J. O'Brien                     Officer